Form 8-K - CURRENT REPORT

        (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 15, 2000

                            SHELTER PROPERTIES VI
            (Exact name of registrant as specified in its charter)


             California               0-13261                57-0755618
    (State or other jurisdiction     (Commission          (I.R.S. Employer
          of incorporation)          File Number)          Identification
                                                               Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                       N/A
        (Former name or former address, if changed since last report)

Item 5.     Other Events

On December 15, 2000, the Partnership refinanced the mortgage note payable with Reilly Mortgage Group, Inc. on Village Gardens Apartments. The new mortgage was for $4,518,000 at a rate of 7.22%.

The Registrant is currently evaluating its cash needs to determine what portion of funds can be distributed to its partners in the near future.

Item 7.     Financial Statements and Exhibits

(c)    Exhibits

10 (iii) (g)      Multifamily  Note dated  December 15, 2000  between  Shelter
                  Properties VI and Reilly  Mortgage  Group,  Inc., a District
                  of   Columbia   corporation,    securing   Village   Gardens
                  Apartments.

10 (iii) (h)      Multifamily   Deed  of  Trust,   Assignment  of  Rents,  and
                  Security  Agreement  dated December 15, 2000 between Shelter
                  Properties VI and Reilly  Mortgage  Group,  Inc., a District
                  of   Columbia   corporation,    securing   Village   Gardens
                  Apartments.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SHELTER PROPERTIES VI

                                 By:   Shelter Realty VI Corporation
                                       Corporate General Partner

                                 By:   /s/ Patrick J. Foye
                                       Patrick J. Foye
                                       Executive Vice President

                                 Date: February 1, 2001

                                                          EXHIBIT 10 (III) (G)

                                                      FHLMC Loan No. 002648555
                                                  (Village Gardens Apartments)

                                MULTIFAMILY NOTE
                   (MULTISTATE - REVISION DATE 11-01-2000)


US $4,518,000.00                                       As of December 15, 2000


      FOR VALUE RECEIVED, the undersigned ("Borrower") jointly and severally (if more than one) promises to pay to the order of REILLY MORTGAGE GROUP, INC., a District of Columbia corporation, the principal sum of Four Million Five Hundred Eighteen Thousand and 00/100 Dollars (US $4,518,000.00), with interest on the unpaid principal balance at the annual rate of Seven and Two Hundred Twenty Thousandths percent (7.220%).

      Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, and any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. "Event of Default" and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.
       Address for Payment. All payments due under this Note shall be payable at 2000 Corporate Ridge, Suite 925, McLean, Virginia 22102, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.
       Payment of Principal and Interest. Principal and interest shall be paid as follows: (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note. Interest under this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(b) Consecutive monthly installments of principal and interest, each in the amount of Thirty Five Thousand Six Hundred Twenty Seven and 11/100 Dollars (US $35,627.11), shall be payable on the first day of each month beginning on February 1, 2001, until the entire unpaid principal balance evidenced by this
Note is fully paid.

(c) Any accrued interest remaining past due for 30 days or more may, at Lender's discretion, be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on January 1, 2021 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "Maturity Date"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

(d) Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

      Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.
      Security. The Indebtedness is secured, among other things, by a multifamily mortgage, deed to secure debt or deed of trust dated as of the date of this Note (the "Security Instrument"), and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.
      Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance.
      Late Charge. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within ten (10) days after the amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such amount (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted). Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this
Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.
      Default Rate. So long as (a) any monthly installment under this Note remains past due for thirty (30) days or more, or (b) any other Event of Default has occurred and is continuing, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at a rate (the "Default Rate") equal to the lesser of four (4) percentage points above the rate stated in the first paragraph of this Note and the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment under this Note is delinquent for more than thirty
(30) days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for more than thirty (30) days or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.
      Limits on Personal Liability.
(e) Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

(f) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note, plus any other amounts for which Borrower has personal liability under this Paragraph 9.

(g) In addition to Borrower's personal liability under Paragraph 9(b), Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of
(1) failure of Borrower to pay to Lender upon demand after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; or
(3) failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

(h) For purposes of determining Borrower's personal liability under Paragraph 9(b) and Paragraph 9(c), all payments made by Borrower or any guarantor of this Note with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

(i) Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of
Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; (2) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or (3) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

(j) In addition to any personal liability for the Indebtedness, Borrower shall be personally liable to Lender for (1) the performance of all of Borrower's obligations under Section 18 of the Security Instrument (relating to environmental matters); (2) the costs of any audit under Section 14(d) of the Security Instrument; and (3) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Paragraph 9, including fees and out of pocket expenses of attorneys and expert witnesses and the costs of conducting any independent audit of Borrower's books and records to determine the amount for which Borrower has personal liability.

(k) To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "Mortgaged Property" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Paragraph 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

      Voluntary and Involuntary Prepayments.
(l) A prepayment premium shall be payable in connection with any prepayment (any receipt by Lender of principal, other than principal required to be paid in monthly installments pursuant to Paragraph 3(b), prior to the scheduled Maturity Date set forth in Paragraph 3(c)) under this Note as provided below:

(1) Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a written notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Such prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Paragraph 10(c). For all purposes including the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of such month. For purposes of this Note, a "Business Day" means any day other than a Saturday, Sunday or any other day on which Lender is not open for business. Unless expressly provided for in the Loan Documents, Borrower shall not have the option to voluntarily prepay less than all of the unpaid principal balance. However, if a partial prepayment is provided for in the Loan Documents or is accepted by Lender in Lender's discretion, a prepayment premium calculated pursuant to Paragraph 10(c) shall be due and payable by Borrower.

            Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender, and (B) the prepayment premium calculated pursuant to Paragraph 10(c).

            Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

(m) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to (A) any prepayment made during the period from one hundred eighty (180) days before the scheduled Maturity Date to the scheduled Maturity Date, or (B) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

(n) Any prepayment premium payable under this Note shall be computed as follows:

            (1) If the prepayment is made between the date of this Note and the date that is 180 months after the first day of the first calendar month following the date of this Note (the "Yield Maintenance Period"), the prepayment premium shall be whichever is the greater of subparagraphs (i) and (ii) below:

            (i)   1.0% of the unpaid principal balance of this Note; or

            (ii)  the product obtained by multiplying:

                  (A) the amount of principal being prepaid, by (B) the excess (if any) of the Monthly Note Rate over the
                           Assumed Reinvestment Rate,
                  by
                  (C)   the Present Value Factor.

            For purposes of subparagraph (ii), the following definitions shall apply:

            Monthly Note Rate: one-twelfth (1/12) of the annual interest rate of this Note, expressed as a decimal calculated to five digits.

            Prepayment Date: in the case of a voluntary prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application; and in any other case, the date on which Lender accelerates the unpaid principal balance of this Note.

            Assumed Reinvestment Rate: one-twelfth (1/12) of the yield rate as of the date 5 Business Days before the Prepayment Date, on the 9.250% U.S. Treasury Security due February 1, 2016, as reported in The Wall Street Journal, expressed as a decimal calculated to five digits. In the event that no yield is published on the applicable date for the Treasury Security used to determine the Assumed Reinvestment Rate, Lender, in its discretion, shall select the non-callable Treasury Security maturing in the same year as the Treasury Security specified above with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rates in The Wall Street Journal is discontinued for any reason, Lender shall select a security with a comparable rate and term to the Treasury Security used to determine the Assumed Reinvestment Rate. The selection of an alternate security pursuant to this Paragraph shall be made in Lender's discretion.

            Present Value Factor: the factor that discounts to present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

                                  [OBJECT OMITTED]

            n = number of months remaining in Yield Maintenance Period

            ARR = Assumed Reinvestment Rate

            (2) If the prepayment is made after the expiration of the Yield Maintenance Period but before the period set forth in Paragraph 10(b)(A) above, the prepayment premium shall be 1.0% of the unpaid principal balance of this Note.

(o) Any permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

(p) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment.

(q) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

      Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys (including Lender's in-house attorneys) and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.
      Forbearance.  Any  forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.
      Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.
      Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.
      Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household or agricultural purposes.
      Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.
      Governing   Law.  This  Note  shall  be  governed  by  the  law  of  the jurisdiction in which the Land is located.
      Captions.   The  captions  of  the  paragraphs  of  this  Note  are  for convenience only and shall be disregarded in construing this Note.
      Notices; Written Modifications. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument. Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, that in the event of a Transfer under the terms of the Security Instrument, any or some or all of the Modification to Multifamily Note may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.
      Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.
      WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
      ATTACHED EXHIBIT.  The following Exhibit is attached to this Note:

            -----
             X       Exhibit A     Modifications to Multifamily Note
            -----

      IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

                                    BORROWER:

                                    SHELTER PROPERTIES VI LIMITED
                                       PARTNERSHIP, a South Carolina limited
                                       partnership

                                    By:   Shelter Realty VI Corporation, a
                                          South Carolina corporation, its
                                          General Partner



                                          By:_________________________________
                                              Patti K. Fielding
                                              Senior Vice President


                                   57-0755618
                                    Borrower's Social Security/Employer ID
                                     Number

PAY TO THE ORDER OF FEDERAL HOME LOAN MORTGAGE CORPORATION, WITHOUT RECOURSE, THIS _____ DAY OF DECEMBER, 2000.

REILLY MORTGAGE GROUP, INC., a
   District of Columbia corporation



By:_________________________________
   Brenda R. Dutrow
   Assistant Vice President

                                    EXHIBIT A

                        MODIFICATIONS TO MULTIFAMILY NOTE


1. The first sentence of Paragraph 8 of the Note ("Default Rate") is hereby deleted and replaced with the following:

            So long as (a) any monthly installment under this Note remains past due for more than thirty (30) days or (b) any other event of Default has occurred and is continuing, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at a rate (the "Default Rate") equal to the lesser of (1) the maximum interest rate which may be collected from Borrower under applicable law or (2) the greater of (i) three percent (3%) above the Interest Rate or (ii) four percent (4.0%) above the then-prevailing Prime Rate. As used herein, the term "Prime Rate" shall mean the rate of interest announced by The Wall Street Journal from time to time as the "Prime Rate".

2.    Paragraph 9(c) of the Note is amended to add the following subparagraph
(4):

(4) failure by Borrower to pay the amount of the water and sewer charges, taxes, fire, hazard or other insurance premiums, ground rents, assessments or other charges in accordance with the terms of the Security Instrument.

3. Paragraph 19 is modified by deleting: "; provided, however, that in the event of a Transfer under the terms of the Security Instrument, any or some or all of the Modifications to Multifamily Note may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee" in the last sentence of the Paragraph; and by adding the following new sentence:

The Modifications to Multifamily Note set forth in this Exhibit A shall be null and void unless title to the Mortgaged Property is vested in an entity whose Controlling Interest(s) are directly or indirectly held by AIMCO REIT or AIMCO OP. The capitalized terms used in this paragraph are defined in the Security Instrument.

                                                          EXHIBIT 10 (III) (H)


Prepared by, and after recording return to:

Bernice H. Cilley, Esquire
Mays & Valentine, L.L.P.
P.O. Box 1122
Richmond, Virginia  23218-1122









                           MULTIFAMILY DEED OF TRUST,
                               ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT


                      (COLORADO - REVISION DATE 11-01-2000)

                                                       FHLMC Loan No.002648555
                                                  (Village Gardens Apartments)
                           MULTIFAMILY DEED OF TRUST,
                             ASSIGNMENT OF RENTS AND
                               SECURITY AGREEMENT
                      (COLORADO - REVISION DATE 11-01-2000)


THIS MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the "Instrument") is made as of this 15th day of December, 2000 by SHELTER PROPERTIES VI LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of South Carolina whose address is c/o AIMCO, 2000 S. Colorado Blvd, Tower Two, Suite 2-1000, Denver, Colorado 80222 as trustor ("Borrower"), to the Public Trustee of Larimer County, as trustee ("Trustee"), for the benefit of REILLY MORTGAGE GROUP, INC., a corporation organized and existing under the laws of the District of Columbia, whose address is 2000 Corporate Ridge, Suite 925, McLean, Virginia 22102, as beneficiary ("Lender").
      Borrower, in consideration of the Indebtedness and the trust created by this Instrument, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the Mortgaged Property, including the Land located in the County of Larimer, State of Colorado and described in Exhibit A attached to this Instrument.

      TO SECURE TO LENDER the repayment of the Indebtedness evidenced by Borrower's Multifamily Note payable to Lender, dated as of the date of this Instrument, and maturing on January 1, 2021, in the principal amount of $4,518,000.00 and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Documents.

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered. Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property.
Covenants.  Borrower and Lender covenant and agree as follows:
DEFINITIONS. The following terms, when used in this Instrument (including when used in the above recitals), shall have the following meanings:
(r)   "Borrower"  means all persons or entities  identified  as  "Borrower" in the first paragraph of this Instrument, together with their successors and assigns.

(s)   "Collateral  Agreement"  means any separate  agreement  between Borrower and Lender for the purpose of  establishing  replacement  reserves for the Mortgaged Property, establishing a fund to assure the completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account.

(t)   "Controlling  Entity" means an entity which owns, directly or indirectly through one or more intermediaries, (A) a general partnership interest or more than 50% of the limited partnership interests in Borrower (if Borrower is a partnership or joint venture), (B) a manager's interest in Borrower or more than 50% of the ownership or membership interests in Borrower (if Borrower is a limited liability company), or (C) more than 50% of any class of voting stock of Borrower (if Borrower is a corporation).

(u) "Environmental Permit" means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

(v)   "Event  of  Default"  means  the  occurrence  of  any  event  listed  in
            Section 22.

(w)   "Fixtures"  means all  property  which is so attached to the Land or the
            Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

(x) "Governmental Authority" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

(y)   "Hazardous   Materials"  means  petroleum  and  petroleum  products  and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

(z)   "Hazardous  Materials  Laws" means all federal,  state,  and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
            Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, and their state analogs.

(aa)  "Impositions" and "Imposition Deposits" are defined in Section 7(a).

(bb) "Improvements" means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

(cc) "Indebtedness" means the principal of, interest on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

(dd) "Initial Owners" means, with respect to Borrower or any other entity, the persons or entities who on the date of the Note own in the aggregate 100% of the ownership interests in Borrower or that entity.

(ee)  "Land" means the land described in Exhibit A.

(ff) "Leases" means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

(gg) "Lender" means the entity identified as "Lender" in the first paragraph of this Instrument, or any subsequent holder of the Note.

(hh) "Loan Documents" means the Note, this Instrument, all guaranties, all indemnity agreements, all Collateral Agreements, O&M Programs, and any other documents now or in the future executed by Borrower, any guarantor or any other person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

(ii) "Loan Servicer" means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

(jj) "Mortgaged Property" means all of Borrower's present and future right, title and interest in and to all of the following:

(1)   the Land;

(2)   the Improvements;

(3)   the Fixtures;

(4)   the Personalty;

(5)   all  current  and  future  rights,  including  air  rights,  development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefiting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

(6) all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender's requirement;

(7)   all awards,  payments and other  compensation  made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(8) all contracts, options and other agreements for the sale of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(9) all proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;

(10)  all Rents and Leases;

(11) all earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(12)  all Imposition Deposits;

(13) all refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated);

(14)  all  tenant  security  deposits  which  have not been  forfeited  by any tenant under any Lease; and

(15) all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

(kk) "Note" means the Multifamily Note described on page 1 of this Instrument, including all schedules, riders, allonges and addenda, as such Multifamily Note may be amended from time to time.

(ll)  "O&M Program" is defined in Section 18(a).

(mm) "Personalty" means all furniture, furnishings, equipment, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software) and other tangible personal property (other than Fixtures) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

(nn)  "Property Jurisdiction" is defined in Section 30(a).

(oo) "Rents" means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, including parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants.

(pp) "Taxes" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Land or the Improvements.

(qq) "Transfer" means (A) a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law);
            (B) the granting, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law); (C) the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock; (D) the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or (E) the merger, dissolution, liquidation, or consolidation of a legal entity or the reconstitution of one type of legal entity into another type of legal entity. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code. For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer.

UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC Collateral"), and Borrower hereby grants to Lender a security interest in the UCC Collateral. Borrower shall execute and deliver to Lender, upon Lender's request, financing statements, continuation statements and amendments, in such form as Lender may require to perfect or continue the perfection of this security interest. Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies. This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. (rr) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require. Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the "Mortgaged Property" as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

(ss) After the occurrence of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender. However, until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender's rights with respect to Rents under this Instrument. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower's license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Borrower shall pay to Lender upon demand all Rents to which Lender is entitled. At any time on or after the date of Lender's demand for Rents, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender, no tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Borrower shall not interfere with and shall cooperate with Lender's collection of such Rents.

(tt) Borrower represents and warrants to Lender that Borrower has not executed any prior assignment of Rents (other than an assignment of Rents securing indebtedness that will be paid off and discharged with the proceeds of the loan evidenced by the Note), that Borrower has not performed, and Borrower covenants and agrees that it will not perform, any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents. Borrower shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

(uu) If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged
            Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable. Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Borrower's solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property. Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Borrower shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents. In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Borrower and its representatives from the Mortgaged Property. Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

(vv) If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower and only for those Rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this
            Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

(ww) If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness as provided in Section 12.

(xx) Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.
(yy)  As part of the consideration for the Indebtedness,  Borrower  absolutely and unconditionally assigns and transfers to Lender all of Borrower's right, title and interest in, to and under the Leases, including Borrower's right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower's right, title and interest in, to and under the Leases. Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the "Mortgaged Property" as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

(zz) Until Lender gives notice to Borrower of Lender's exercise of its rights under this Section 4, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease. Upon the occurrence of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate. Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

(aaa) Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this
            Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements. The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses. Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property. Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking of possession.

(bbb) Upon delivery of notice by Lender to Borrower of Lender's exercise of Lender's rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

(ccc) Borrower shall, promptly upon Lender's request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least six months and not more than two years, and shall not include options to purchase.

(ddd) Borrower shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement. Borrower shall not modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Instrument) without the prior written consent of Lender. Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed. All non-residential Leases, including renewals or extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of this Instrument; (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

(eee) Borrower shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM. Borrower shall pay the Indebtedness when due in accordance with the terms of the Note and the other Loan Documents and shall perform, observe and comply with all other provisions of the Note and the other Loan Documents. Borrower shall pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Note.
EXCULPATION. Borrower's personal liability for payment of the Indebtedness and for performance of the other obligations to be performed by it under this Instrument is limited in the manner, and to the extent, provided in the Note. DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.
(fff) Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests, all as reasonably estimated from time to time by Lender, plus one-sixth of such estimate. The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "Imposition Deposits". The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as "Impositions". The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other obligation of Borrower for which Imposition Deposits are required. Any waiver by Lender of the requirement that Borrower remit Imposition Deposits to Lender may be revoked by Lender, in Lender's discretion, at any time upon notice to Borrower.

(ggg) Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits. Borrower hereby pledges and grants to Lender a security interest in the Imposition Deposits as additional security for all of Borrower's obligations under this Instrument and the other Loan Documents. Any amounts deposited with Lender under this
            Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under
            Section 7(e).

(hhh) If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender. Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

(iii) If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender plus one-sixth of such estimate, the excess shall be credited against future installments of Imposition Deposits. If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary plus one-sixth of such estimate, Borrower shall pay to Lender the amount of the deficiency within 15 days after notice from Lender.

(jjj) If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

COLLATERAL AGREEMENTS. Borrower shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Borrower under each Collateral Agreement. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Neither Lender's acceptance of an amount which is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Borrower's obligations under this Instrument and the Note shall remain unchanged.
COMPLIANCE WITH LAWS. Borrower shall comply with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases. Borrower also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits. Borrower shall at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 10. Borrower shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property. Borrower represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity. USE OF PROPERTY. Unless required by applicable law, Borrower shall not
(a) except for any change in use  approved by Lender,  allow  changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, (b) convert any individual dwelling units or common areas to commercial use, (c) initiate or acquiesce in a change in the zoning classification of the Mortgaged Property, or (d) establish any condominium or cooperative regime with respect to the Mortgaged Property. PROTECTION OF LENDER'S SECURITY.
(kkk)       If  Borrower  fails to  perform  any of its  obligations  under this
            Instrument  or  any  other  Loan  Document,  or  if  any  action  or proceeding  is  commenced  which  purports  to affect the  Mortgaged
            Property,   Lender's   security  or  Lender's   rights   under  this
            Instrument,  including eminent domain, insolvency, code enforcement, civil or criminal  forfeiture,  enforcement  of Hazardous  Materials
            Laws,   fraudulent  conveyance  or  reorganizations  or  proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such  appearances,  disburse such sums and take such actions as
            Lender  reasonably  deems  necessary to perform such  obligations of
            Borrower and to protect Lender's interest,  including (1) payment of
            fees  and  out  of  pocket   expenses  of  attorneys,   accountants,
            inspectors and consultants, (2) entry upon the Mortgaged Property to make repairs or secure the Mortgaged Property, (3) procurement of the insurance required by Section 19, and (4) payment of amounts which Borrower has failed to pay under Sections 15 and 17.

(lll) Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "Default Rate", as defined in the Note.

(mmm) Nothing in this Section 12 shall require Lender to incur any expense or take any action.

INSPECTION. Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time.
BOOKS AND RECORDS; FINANCIAL REPORTING.
(nnn) Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent's offices, and upon Lender's request shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property. The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

(ooo) Borrower shall furnish to Lender all of the following:

(1)   within  120  days  after  the end of each  fiscal  year of  Borrower,  a statement of income and expenses for Borrower's operation of the Mortgaged Property for that fiscal year, a statement of changes in financial position of Borrower relating to the Mortgaged Property for that fiscal year and, when requested by Lender, a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of that fiscal year;

(2)   within 120 days after the end of each  fiscal year of  Borrower,  and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

(3)   within 120 days after the end of each  fiscal year of  Borrower,  and at any other time upon Lender's request, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

(4)   within 120 days after the end of each  fiscal year of  Borrower,  and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and any Controlling Entity and the interest held by each, if Borrower or a Controlling Entity is a corporation, all officers and directors of Borrower and the Controlling Entity, and if Borrower or a Controlling Entity is a limited liability company, all managers who are not members;

(5)   upon Lender's request,  quarterly income and expense  statements for the
                  Mortgaged Property;

(6)               upon Lender's request at any time when an Event of Default has
                  occurred  and  is  continuing,   monthly  income  and  expense
                  statements for the Mortgaged Property;

(7) upon Lender's request, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender; and

(8) upon Lender's request, a balance sheet, a statement of income and expenses for Borrower and a statement of changes in financial position of Borrower for Borrower's most recent fiscal year.

(ppp) Each of the statements, schedules and reports required by Section 14(b) shall be certified to be complete and accurate by an individual having authority to bind Borrower, and shall be in such form and contain such detail as Lender may reasonably require. Lender also may require that any statements, schedules or reports be audited at Borrower's expense by independent certified public accountants acceptable to Lender.

(qqq) If Borrower fails to provide in a timely manner the statements, schedules and reports required by Section 14(b), Lender shall have the right to have Borrower's books and records audited, at
            Borrower's expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.

(rrr) If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

(sss) Borrower  authorizes Lender to obtain a credit report on Borrower at any time.

TAXES; OPERATING EXPENSES.
(ttt) Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment.

(uuu) Subject to the provisions of Section 15(c), Borrower shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

(vvv) As long as no Event of Default exists and Borrower has timely delivered to Lender any bills or premium notices that it has received, Borrower shall not be obligated to pay Taxes, insurance premiums or any other individual Imposition to the extent that sufficient Imposition Deposits are held by Lender for the purpose of paying that specific Imposition. If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable. Lender shall have no liability to Borrower for failing to pay any Impositions to the extent that any Event of Default has occurred and is continuing, insufficient Imposition Deposits are held by Lender at the time an Imposition becomes due and payable or Borrower has failed to provide Lender with bills and premium notices as provided above.

(www) Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (1) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (2) the Mortgaged Property is not in danger of being sold or forfeited, (3) Borrower deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of the reserves established by Borrower to pay the contested Imposition.

(xxx) Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments.

LIENS;  ENCUMBRANCES.  Borrower  acknowledges  that,  to the extent  provided in
Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "Lien") on the Mortgaged Property (other than the lien of this Instrument) or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "Transfer" which constitutes an Event of Default and subjects Borrower to personal liability under the Note. PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY. Borrower (a) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (b) shall not abandon the Mortgaged Property, (c) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair, (d) shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality, (e) shall provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing, and (f) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument. Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property except in connection with the replacement of tangible Personalty.
ENVIRONMENTAL HAZARDS.
(yyy) Except for matters covered by a written program of operations and maintenance approved in writing by Lender (an "O&M Program") or matters described in Section 18(b), Borrower shall not cause or permit any of the following:

(1) the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property;

(2)   the  transportation  of any Hazardous  Materials to, from, or across the
                  Mortgaged Property;

(3) any occurrence or condition on the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws; or

(4) any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property.

The matters described in clauses (1) through (4) above are referred to collectively in this Section 18 as "Prohibited Activities or Conditions". (zzz) Prohibited Activities and Conditions shall not include the safe and lawful use and storage of quantities of (1) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (2) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; and (3) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property's parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

(aaaa) Borrower shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Instrument) to prevent its employees, agents, and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

(bbbb) If an O&M Program has been established with respect to Hazardous Materials, Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Mortgaged Property to comply with the O&M Program. All costs of performance of Borrower's obligations under any O&M Program shall be paid by Borrower, and Lender's out-of-pocket costs incurred in connection with the monitoring and review of the O&M Program and Borrower's performance shall be paid by Borrower upon demand by Lender. Any such out-of-pocket costs of Lender which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.

(cccc) Borrower represents and warrants to Lender that, except as previously disclosed by Borrower to Lender in writing:

(1)   Borrower  has not at any  time  engaged  in,  caused  or  permitted  any
                  Prohibited Activities or Conditions;

(2) to the best of Borrower's knowledge after reasonable and diligent inquiry, no Prohibited Activities or Conditions exist or have existed;

(3)   except to the  extent  previously  disclosed  by  Borrower  to Lender in writing, the Mortgaged Property does not now contain any underground storage tanks, and, to the best of Borrower's knowledge after reasonable and diligent inquiry, the Mortgaged Property has not contained any underground storage tanks in the past. If there is an underground storage tank located on the Property which has been previously disclosed by Borrower to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws;

(4)   Borrower has complied with all Hazardous  Materials Laws,  including all
                  requirements   for   notification   regarding   releases  of
                  Hazardous Materials. Without limiting the generality of the foregoing, Borrower has obtained all Environmental
                  Permits   required  for  the   operation  of  the  Mortgaged
                  Property in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect;
(5) no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;

(6) there are no actions, suits, claims or proceedings pending or, to the best of Borrower's knowledge after reasonable and diligent inquiry, threatened that involve the Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition; and

(7)   Borrower has not received any complaint,  order,  notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property.

The  representations  and  warranties  in this  Section  18 shall be  continuing representations and warranties that shall be deemed to be made by Borrower throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.
(dddd)      Borrower  shall  promptly   notify  Lender  in  writing  upon  the
            occurrence of any of  the following events:

(1)   Borrower's discovery of any Prohibited Activity or Condition;

(2)   Borrower's  receipt of or knowledge of any complaint,  order,  notice of violation or other communication from any Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property; and

(3) any representation or warranty in this Section 18 becomes untrue after the date of this Agreement.

Any such notice given by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Instrument, the Note, or any other Loan Document.
(eeee)      Borrower  shall  pay  promptly  the  costs  of  any  environmental
            inspections,   tests  or  audits   ("Environmental   Inspections")
            required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or
            Conditions   may  exist.   Any  such  costs   incurred  by  Lender
            (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12. The results of all Environmental Inspections made by Lender shall at all times remain the property of Lender and Lender shall have no obligation to disclose or otherwise make available to Borrower or any other party such results or any other information obtained by Lender in connection with its Environmental Inspections. Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender with respect to the Mortgaged Property. Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Lender's Environmental Inspections. Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale. Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to
            any  third  party,   and  Borrower  hereby  releases  and  forever
            discharges Lender from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the
            results  of,  the  delivery  of  any  of  Lender's   Environmental
            Inspections.

(ffff) If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("Remedial Work") is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property under any Hazardous Materials Law, Borrower shall, by the earlier of (1) the applicable deadline required by Hazardous Materials Law or (2) 30 days after notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Hazardous Materials Law. If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower shall reimburse Lender on demand for the cost of doing so. Any reimbursement due from Borrower to Lender shall become part of the Indebtedness as provided in Section 12.

(gggg) Borrower shall cooperate with any inquiry by any Governmental Authority and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activity or Condition.

(hhhh)      Borrower  shall  indemnify,  hold  harmless and defend (i) Lender,
            (ii) any prior owner or holder of the Note, (iii) the Loan Servicer, (iv) any prior Loan Servicer, (v) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (vi) the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, the "Indemnitees") from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including fees and out of pocket expenses of attorneys and expert witnesses, investigatory fees, and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

(1)   any  breach  of any  representation  or  warranty  of  Borrower  in this
                  Section 18;

(2)   any failure by Borrower  to perform  any of its  obligations  under this
                  Section 18;

(3)   the  existence  or  alleged  existence  of any  Prohibited  Activity  or
                  Condition;

(4) the presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property; and

(5)   the actual or alleged violation of any Hazardous Materials Law.

(iiii) Counsel selected by Borrower to defend Indemnitees shall be subject to the approval of those Indemnitees. However, any Indemnitee may elect to defend any claim or legal or administrative proceeding at the Borrower's expense.

(jjjj) Borrower shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "Claim"), settle or compromise the Claim if the settlement (1) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those Indemnitees, satisfactory in form and substance to Lender; or (2) may materially and adversely affect Lender, as determined by Lender in its discretion.

(kkkk) Borrower's obligation to indemnify the Indemnitees shall not be limited or impaired by any of the following, or by any failure of Borrower or any guarantor to receive notice of or consideration for any of the following:

(1)   any amendment or modification of any Loan Document;

(2)   any extensions of time for performance required by any Loan Document;

(3) any provision in any of the Loan Documents limiting Lender's recourse to property securing the Indebtedness, or limiting the personal liability of Borrower or any other party for payment of all or any part of the Indebtedness;

(4)   the accuracy or inaccuracy of any  representations  and warranties  made
                  by  Borrower  under  this   Instrument  or  any  other  Loan
                  Document;

(5) the release of Borrower or any other person, by Lender or by operation of law, from performance of any obligation under any Loan Document;

(6)   the release or  substitution in whole or in part of any security for the
                  Indebtedness; and

(7) Lender's failure to properly perfect any lien or security interest given as security for the Indebtedness.

(llll) Borrower shall, at its own cost and expense, do all of the following:

(1) pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this
                  Section 18;

(2) reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Section 18; and

(3) reimburse Indemnitees for any and all expenses, including fees and out of pocket expenses of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Section 18, or in monitoring and participating in any legal or administrative proceeding.

(mmmm) In any circumstances in which the indemnity under this Section 18 applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Borrower (which shall not be unreasonably withheld, delayed or conditioned) may settle or compromise any action or legal or administrative proceeding. Borrower shall reimburse Lender upon demand for all costs and expenses incurred by Lender, including all costs of settlements entered into in good faith, and the fees and out of pocket expenses of such attorneys and consultants.

(nnnn) The provisions of this Section 18 shall be in addition to any and all other obligations and liabilities that Borrower may have under applicable law or under other Loan Documents, and each
            Indemnitee  shall  be  entitled  to  indemnification   under  this
            Section 18 without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. If Borrower consists of more than one person or entity, the obligation of those persons or entities to indemnify the Indemnitees under this Section 18 shall be joint and several. The obligation of Borrower to indemnify the Indemnitees under this Section 18 shall survive any repayment or discharge of the Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of this Instrument.

PROPERTY AND LIABILITY INSURANCE.
(oooo) Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire and allied perils, general boiler and machinery coverage, and business income coverage. Lender's insurance requirements may change from time to time throughout the term of the Indebtedness. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Borrower shall insure such Improvements against loss by flood.

(pppp) All premiums on insurance policies required under Section 19(a) shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment. All such policies shall also be in a form approved by Lender. All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by Section 19(a). Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Borrower shall deliver to Lender the original (or a duplicate original) of a renewal policy in form satisfactory to Lender.

(qqqq) Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.

(rrrr) All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

(ssss) Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Borrower to maintain.

(tttt) In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and appoints Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action. Lender may, at Lender's option, (1) hold the balance of such proceeds to be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "Restoration"), or (2) apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to apply insurance proceeds to Restoration, Lender shall do so in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar multifamily properties.

(uuuu) Lender shall not exercise its option to apply insurance proceeds to the payment of the Indebtedness if all of the following conditions are met: (1) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing;
            (2)  Lender  determines,  in its  discretion,  that  there will be
            sufficient   funds  to  complete  the   Restoration;   (3)  Lender
            determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property; and (4) Lender determines, in its discretion, that the Restoration will be completed before the earlier of (A) one year before the maturity date of the Note or (B) one year after the date of the loss or casualty.

(vvvv) If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

CONDEMNATION.
(wwww) Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "Condemnation"). Borrower shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing. Borrower authorizes and appoints Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 20 shall require Lender to incur any expense or take any action. Borrower hereby transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of
            Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

(xxxx) Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower. Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER. [RIGHT TO UNLIMITED TRANSFERS -- WITH LENDER APPROVAL].
(yyyy) The occurrence of any of the following events shall constitute an Event of Default under this Instrument:

(1)   a Transfer of all or any part of the Mortgaged  Property or any interest in the Mortgaged Property;

(2) if Borrower is a limited partnership, a Transfer of (A) any general partnership interest, or (B) limited partnership interests in Borrower that would cause the Initial Owners of Borrower to own less than 51% of all limited partnership interests in Borrower;

(3)   if Borrower is a general  partnership or a joint venture,  a Transfer of
                  any  general   partnership  or  joint  venture  interest  in
                  Borrower;

(4) if Borrower is a limited liability company, a Transfer of (A) any membership interest in Borrower which would cause the Initial Owners to own less than 51% of all the membership interests in Borrower, or (B) any membership or other interest of a manager in Borrower;

(5)   if Borrower is a  corporation,  (A) the  Transfer of any voting stock in
                  Borrower which would cause the Initial Owners to own less than 51% of any class of voting stock in Borrower or (B) if the outstanding voting stock in Borrower is held by 100 or more shareholders, one or more transfers by a single transferor within a 12-month period affecting an aggregate of 5% or more of that stock;

(6) if Borrower is a trust, (A) a Transfer of any beneficial interest in Borrower which would cause the Initial Owners to own less than 51% of all the beneficial interests in Borrower, or (B) the termination or revocation of the trust, or (C) the removal, appointment or substitution of a trustee of Borrower; and

(7) a Transfer of any interest in a Controlling Entity which, if such Controlling Entity were Borrower, would result in an Event of Default under any of Sections 21(a)(1) through (6) above.

Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21. (zzzz) The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of Section 21(a) to the contrary:

(1)   a Transfer to which Lender has consented;

(2)   a Transfer that occurs by devise,  descent,  or by operation of law upon the death of a natural person;

(3)   the grant of a leasehold  interest in an individual  dwelling unit for a term of two years or less not containing an option to purchase;

(4) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

(5) the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower's request; and

(6) the creation of a mechanic's, materialman's, or judgment lien against the Mortgaged Property which is released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

(aaaaa) Lender shall consent, without any adjustment to the rate at which the Indebtedness secured by this Instrument bears interest or to any other economic terms of the Indebtedness, to a Transfer that would otherwise violate this Section 21 if, prior to the Transfer, Borrower has satisfied each of the following requirements:

(1)   the submission to Lender of all  information  required by Lender to make the determination required by this Section 21(c);

(2)   the absence of any Event of Default;

(3)   the  transferee  meets all of the  eligibility,  credit,  management and other standards (including but not limited to any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of borrowers in connection with the origination or purchase of similar mortgages on multifamily properties;

(4) the Mortgaged Property, at the time of the proposed Transfer, meets all standards as to its physical condition that are customarily applied by Lender at the time of the proposed Transfer to the approval of properties in connection with the origination or purchase of similar mortgages on multifamily properties;

(5)   in the case of a Transfer of all or any part of the Mortgaged  Property,
                  (A) the execution by the transferee of an assumption agreement that is acceptable to Lender and that, among
                  other  things,   requires  the  transferee  to  perform  all
                  obligations of Borrower set forth in the Note, this Instrument and any other Loan Documents, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender, and (B) if a guaranty has been executed and delivered in connection with the Note, this Instrument or any of the other Loan Documents, the transferee causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender;

(6) in the case of a Transfer of any interest in a Controlling Entity, if a guaranty has been executed and delivered in connection with the Note, this Instrument or any of the other Loan Documents, the Borrower causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender; and

(7)   Lender's receipt of all of the following:

                  (A)   a review fee in the amount of $2,000;
                  (B) a transfer fee in an amount equal to 1% of the unpaid principal balance of the Indebtedness immediately before the applicable Transfer; and
                  (C) the amount of Lender's out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request.
EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:
(bbbbb) any failure by Borrower to pay or deposit when due any amount required by the Note, this Instrument or any other Loan Document;

(ccccc) any failure by Borrower to maintain the insurance coverage required by Section 19;

(ddddd)     any  failure  by  Borrower  to  comply  with  the   provisions  of
            Section 33;

(eeeee) fraud or material misrepresentation or material omission by Borrower, any of its officers, directors, trustees, general partners or managers or any guarantor in connection with (A) the application for or creation of the Indebtedness, (B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or (C) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

(fffff)     any Event of Default under Section 21;

(ggggg) the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property;

(hhhhh) any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f)), as and when required, which continues for a period of 30 days after notice of such failure by Lender to Borrower. However, no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

(iiiii) any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document;

(jjjjj) any exercise by the holder of any debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable; and

(kkkkk) Borrower voluntarily files for bankruptcy protection under the United States Bankruptcy Code or voluntarily becomes subject to any reorganization, receivership, insolvency proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights, or an involuntary case is commenced against Borrower by any creditor (other than Lender) of Borrower pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights and is not dismissed or discharged within 60 days after filing.

REMEDIES CUMULATIVE. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. FORBEARANCE.
(lllll) Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions: extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Note, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note; and otherwise modify this Instrument, the Note, or any other Loan Document.

(mmmmm) Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender. Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the principal of the Indebtedness. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection with the Indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, any other Loan Document or applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument. FURTHER ASSURANCES. Borrower shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.
ESTOPPEL CERTIFICATE. Within 10 days after a request from Lender, Borrower shall deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications); (ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Borrower is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.
GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.
(nnnnn) This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is located (the "Property Jurisdiction").

(ooooo) Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

NOTICE.
(ppppp) All notices, demands and other communications ("notice") under or concerning this Instrument shall be in writing. Each notice shall be addressed to the intended recipient at its address set forth in this Instrument, and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid,
            certified  mail,  return  receipt  requested.   As  used  in  this
            Section 31, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

(qqqqq) Any party to this Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 31. Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this Section 31, that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 31 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

(rrrrr) Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 31.

SALE OF NOTE; CHANGE IN SERVICER. The Note or a partial interest in the Note (together with this Instrument and the other Loan Documents) may be sold one or more times without prior notice to Borrower. A sale may result in a change of the Loan Servicer. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. If there is a change of the Loan Servicer, Borrower will be given notice of the change. SINGLE ASSET BORROWER. Until the Indebtedness is paid in full, Borrower (a) shall not acquire any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property; (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify. SUCCESSORS AND ASSIGNS BOUND. This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Borrower. However, a Transfer not permitted by Section 21 shall be an Event of Default.
JOINT AND SEVERAL LIABILITY. If more than one person or entity signs this Instrument as Borrower, the obligations of such persons and entities shall be joint and several.
RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.
(sssss) The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Borrower.

(ttttt) No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (1) any arrangement (a "Servicing Arrangement") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (2) Borrower shall not be a third party beneficiary of any Servicing Arrangement, and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

SEVERABILITY; AMENDMENTS. The invalidity or unenforceability of any provision of this Instrument shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument. This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought; provided, however, that in the event of a Transfer, any or some or all of the Modifications to Instrument set forth in Exhibit B (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.
CONSTRUCTION.  The captions  and  headings of the sections of this  Instrument are for convenience only and shall be disregarded in construing this Instrument. Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument. All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument. Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time. Use of the singular in this Agreement includes the plural and use of the plural includes the singular. As used in this Instrument, the term "including" means "including, but not limited to." LOAN SERVICING. All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of notice, inspections of the Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives notice to the contrary. If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern.
DISCLOSURE OF INFORMATION. Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including but not limited to trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including but not limited to any right of privacy.
NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate. SUBROGATION. If, and to the extent that, the proceeds of the loan evidenced by the Note are used to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "Prior Lien"), such loan proceeds shall be deemed to have been advanced by Lender at Borrower's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released. ACCELERATION; REMEDIES. At any time during the existence of an Event of Default, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by Colorado law or provided in this Instrument or in any other Loan Document. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees, costs of documentary evidence, abstracts and title reports. If Lender invokes the power of sale, Trustee shall give notice of sale in the manner required by Colorado law to Borrower and to all other persons who are entitled to receive such notice under Colorado law, and shall sell the Mortgaged Property according to Colorado law. Trustee may sell the Mortgaged Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone the sale of all or any part of the Mortgaged Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Mortgaged Property at any sale. Trustee shall deliver to the purchaser at the sale Trustee's certificate describing the Mortgaged Property and the time when the purchaser will be entitled to Trustee's deed to the Mortgaged Property. The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements made in those recitals.
Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including Trustee's fees not to exceed 5% of the gross sales price, attorneys' fees and costs of title evidence; (b) to the Indebtedness in such order as Lender, in Lender's discretion, directs; and (c) the excess, if any, to the person or persons legally entitled to the excess. RELEASE. Upon payment of the Indebtedness, Lender shall request Trustee to release this Instrument and shall deliver to Trustee the canceled Note. Trustee shall release this Instrument without further inquiry or liability. Borrower shall pay all costs of recordation, if any, of the release and shall pay the statutory Trustee's fee.
WAIVER OF  HOMESTEAD.  Borrower  waives all right of homestead  exemption in the
Mortgaged  Property.  WAIVER  OF TRIAL BY JURY.  BORROWER  AND  LENDER  EACH (A)
COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
ATTACHED EXHIBITS.  The following Exhibits are attached to this Instrument:
            ----
             X      Exhibit A      Description of the Land (required).
            ----

            ----
             X      Exhibit B      Modifications to Instrument
            ----


IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    SHELTER PROPERTIES VI LIMITED
                                       PARTNERSHIP, a South Carolina limited
                                       partnership

                                    By:   Shelter Realty VI Corporation, a
                                          South Carolina corporation, its
                                          General Partner



                                          By:_________________________________
                                              Patti K. Fielding
                                              Senior Vice President



STATE OF ______________________
CITY/COUNTY OF _______________, to-wit:
The foregoing instrument was acknowledged before me in the above-stated jurisdiction this _____ day of _______________, ______ by Patti K. Fielding who is Senior Vice President of Shelter Realty VI Corporation, a South Carolina corporation, general partner of Shelter Properties VI Limited Partnership, a South Carolina limited partnership, for and on behalf of the limited partnership.

------------------------------------------------------------------------------
                                                  Notary Public
My commission expires:__________________________

                                    EXHIBIT A
                          [DESCRIPTION OF THE LAND]

                                    EXHIBIT B
                           MODIFICATIONS TO INSTRUMENT


The following modifications are made to the text of the Instrument that precedes this Exhibit:
A.    Section 1(i) is changed to read as follows:
            (i) "Hazardous Materials Laws" means all federal, state, and local laws, ordinances, rules, regulations, administrative rulings, court judgments, and decrees, and all mandatory standards, policies and other governmental requirements in effect now or in the future, including all amendments, that relate to Hazardous Materials and apply to Borrower or to the Mortgaged Property. Hazardous Materials
            Laws   include,   but  are  not   limited   to,  the   Comprehensive
            Environmental  Response  Compensation  and Liability  Act, 42 U.S.C.
            Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, and their state analogs.
B.    Section 1(v) is modified to read as follows:
            (v)   "Personalty" means all furniture, furnishings,
            equipment, machinery, building materials, appliances,
            goods, supplies, tools, books, records (whether in
            written or electronic form), computer equipment
            (hardware and software) and other tangible personal
            property (other than Fixtures) which are used now or
            in the future exclusively in connection with the
            ownership, management or operation of the Land or the
            Improvements or are located on the Land or in the
            Improvements, and any operating agreements relating
            to the Land or the Improvements, and any surveys,
            plans and specifications and contracts for
            architectural, engineering and construction services
            relating to the Land or the Improvements and all
            other intangible property and rights exclusively
            relating to the operation of, or used exclusively in
            connection with, the Land or the Improvements
            including all governmental permits relating to any
            activities on the Land.
C.    The second sentence of Section 2 is modified to read as follows:
            Borrower shall execute and deliver to Lender, upon
            Lender's request, financing statements, continuation
            statements and amendments, in such form as Lender
            reasonably may require to perfect or continue the
            perfection of this security interest.  Borrower shall
            pay all filing costs and all costs and expenses of
            any record searches for financing statements that
            Lender reasonably may require.
D.    Section 4(b) is changed to read as follows:
            (b)   Until Lender gives notice to Borrower of
            Lender's exercise of its rights under this Section 4,
            Borrower shall have all rights, power and authority
            granted to Borrower under any Lease (except as
            otherwise limited by this Section or any other
            provision of this Instrument), including the right,
            power and authority to modify the terms of any Lease
            or extend or terminate any Lease.  Upon the
            occurrence and during the continuance of an Event of
            Default, the permission given to Borrower pursuant to
            the preceding sentence to exercise all rights, power
            and authority under Leases shall automatically
            terminate.  Borrower shall comply with and observe
            Borrower's obligations under all Leases, including
            Borrower's obligations pertaining to the maintenance
            and disposition of tenant security deposits.
E.    Section 7(c) is modified to read as follows:
            (c)   Notwithstanding the provisions of  Section
            7(a), Lender will not require Borrower to deposit
            with Lender amounts sufficient to accumulate with
            Lender the entire sum required to pay the water and
            sewer charges, Taxes, fire, hazard or other insurance
            premiums, and ground rents.  At least annually,
            Borrower must provide Lender with proof of payment of
            all such Impositions for which Lender is not
            collecting Imposition Deposits.  In the event that
            Borrower does not timely pay any of the Impositions,
            or fails to provide Lender with proof of such
            payment, or upon the occurrence of an Event of
            Default hereunder, or upon Borrower's failure to
            maintain the Mortgaged Property in a satisfactory
            manner in accordance with the requirements of the
            Security Instrument, then in any such events, Lender
            may require Borrower to deposit with Lender the
            Imposition Deposits as provided in Section 7(a).
F. Except in a case where Lender in its discretion determines that an emergency exists, Lender may take actions specified in Section 12(a)
      only if Lender has notified Borrower of Borrower's failure to perform any of its obligations under this Instrument or any other Loan Document and Borrower does not cure the failure within 10 days after such notice. If Lender so determines that an emergency exists, Lender shall notify Borrower of the action taken within ten days after the action is taken.
G.    Sections 14(b)(4) and 14(b)(5) are modified to read as follows:
            (4)   within 120 days after the end of each fiscal
                  year of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and each general partner in Borrower, and confirming that the ownership of each other Controlling Entity has not changed in a manner that violates Section 21(a);
            (5) promptly following Lender's request, quarterly income and expense statements for the Property relating to a quarterly period ending no later than 45 days before the request;
H. For purposes of Section 14(b), Borrower shall be deemed to have delivered any statement or document "upon Lender's request" if Borrower has delivered the document promptly following Lender's request.
I.    Notwithstanding Section (14)(c), unless an Event of Default has occurred and is continuing, Lender may require that the financial statements required by Sections 14(b)(1), 14(b)(2) and 14(b)(3) be audited, but may not require that any other financial statements required by Section 14 be audited. Certification of a statement by the chief financial officer of the entity that is the subject of the statement or, in the case of a partnership, the chief financial officer of the general partner, will be acceptable to Lender as certification by an individual having authority to bind Borrower.
J.    Lender shall not have  Borrower's  books and records  audited  pursuant to
      Section 14(d) unless Lender has given Borrower notice specifying the statements, schedules and reports required by Section 14(b) that Borrower has failed to provide, and Borrower has not provided such statements by the expiration of ten days after such notice.
K. So long as Borrower is contesting the amount and validity of any Imposition other than insurance premiums diligently and in good faith as described in Section 15(d) and all of the conditions specified in clauses
      (1) through (4) of Section 15(d) are satisfied, Lender will refrain from applying Imposition Deposits to payment of the contested Imposition.
L.    Section 15(e) and Section 16 are modified to read as follows:
            15(e) Borrower shall promptly deliver to Lender a
            copy of all notices of, and invoices for Impositions,
            and if Borrower pays any Imposition directly (which
            Borrower has no obligation to do unless Imposition
            Deposits are insufficient and Lender has notified
            Borrower of that insufficiency), Borrower shall
            promptly furnish to Lender receipts evidencing such
            payments.
            16. LIENS; ENCUMBRANCES. Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "Lien") on the Mortgaged Property
            (other  than  (i)  the  lien  of  this  Instrument,   and  (ii)  the
            Subordinate Debt defined in Section HH of Exhibit B), or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such lien has priority over the lien of this Instrument, is a "Transfer" which constitutes an Event of Default and subjects Borrower to personal liability under the Note.
M. For purposes of Section 18(b), "pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties" shall include, without limitation, pool, spa, maintenance and gardening materials.
N.          The second sentence of Section 18(c) is modified to read as follows:
            Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would be reasonably expected to cause or permit any Prohibited Activity or Condition.
O.    For  purposes of Section  18(d),  Borrower  shall only be obligated to pay
      out-of-pocket   expenses   incurred  by  Lender  in  connection  with  the
      monitoring and review of an O&M Program and Borrower's performance to the extent such expenses are reasonable.
P. Borrower's representation and warranty in Section 18(e)(4) regarding requirements for notification regarding releases of Hazardous Materials shall relate only to such releases, if any, at the Mortgaged Property.
Q.    Section 18(e)(5) is modified to read as follows:
            (5)   no event has occurred with respect to the
                  Mortgaged Property that constitutes, or with the passing of time or the giving of notice would reasonably be expected to constitute, noncompliance with the terms of any Environmental Permit;
R.    Section 18(g) is modified to read as follows:
            (g)   Borrower shall pay promptly the costs of any
            environmental inspections, tests or audits
            ("Environmental Inspections") required by Lender in
            connection with or in preparation for any foreclosure
            or deed in lieu of foreclosure.  Borrower shall also
            pay promptly the reasonable costs of any
            Environmental Inspections required by Lender in
            connection with, or as a condition of Lender's
            consent to any Transfer under Section 21, or required
            by Lender following a reasonable determination by
            Lender that Prohibited Activities or Conditions may
            exist.  Any such costs incurred by Lender (including
            the fees and out-of-pocket costs of attorneys and
            technical consultants whether incurred in connection
            with any judicial or administrative process or
            otherwise) which Borrower fails to pay promptly shall
            become an additional part of the Indebtedness as
            provided in Section 12. The results of all
            Environmental Inspections made by Lender in
            connection with or in preparation for any foreclosure
            or deed in lieu of foreclosure shall at all times
            remain the property of Lender and Lender shall have
            no obligation to disclose such results to or
            otherwise make such results available to Borrower or
            any other party.  Lender will make available to
            Borrower the results of all other Environmental
            Inspections made by Lender.  Lender hereby reserves
            the right, and Borrower hereby expressly authorizes
            Lender, to make available to any party, including any
            prospective bidder at a foreclosure sale of the
            Mortgaged Property, the results of any Environmental
            Inspections made by Lender with respect to the
            Mortgaged Property.  Borrower consents to Lender
            notifying any party (either as part of a notice of
            sale or otherwise) of the results of any of Lender's
            Environmental Inspections.  Except in the case of an
            Environmental Inspection performed in connection with
            a foreclosure or deed in lieu of foreclosure, or a
            disclosure of Environmental Inspection results that
            Lender is required by law to make, Lender shall
            notify Borrower of its intention to disclose such
            information and shall give Borrower ten days to
            provide supplemental information, explanations or
            corrections to accompany the disclosure. Borrower
            acknowledges that Lender cannot control or otherwise
            assure the truthfulness or accuracy of the results of
            any of its Environmental Inspections and that the
            release of such results to prospective bidders at a
            foreclosure sale of the Mortgaged Property may have a
            material and adverse effect upon the amount which a
            party may bid at such sale.  Borrower agrees that
            Lender shall have no liability whatsoever as a result
            of delivering the results of any of its Environmental
            Inspections to any third party, and Borrower hereby
            releases and forever discharges Lender from any and
            all claims, damages, or causes of action, arising,
            out of, connected with or incidental to the results
            of, the delivery of any of Lender's Environmental
            Inspections.
S.    Lender  shall not  commence  Remedial  Work under the second  sentence  of
      Section 18(h) unless Lender has given Borrower notice of its intention to do so and Borrower has not begun performing the Remedial Work within 10 days after such notice.
T.    The following sentence is added at the end of Section 18(j):
            However, Borrower shall have no obligation to
            indemnify any of the foregoing parties to the extent
            that the proceedings, claims, damages, penalties or
            costs arise out of the gross negligence or willful
            misconduct of Lender, any prior owner or holder of
            the Note, the Loan Servicer or any prior Loan
            Servicer.
U.    For purposes of Section 19(b), Lender will accept a duplicate original of any insurance policy.
V. For purposes of Section 19(d), an insurance company will be acceptable to Lender if it has a rating in Best's Key Rating Guide of at least "A-" and a financial size category of at least "v".
W.    Clause (2) of Section 19(g) is modified to read as follows:
            (2)   Lender determines, in its discretion, that the
            combination of insurance proceeds and amounts
            provided by the Borrower will be sufficient to
            complete the Restoration.
X. For purposes of Section 19(h), Lender shall automatically succeed to rights of Borrower in and to insurance policies and unearned premiums only
      to  the  extent  permitted  by  the  applicable   policies  and  insurance
      companies.
Y.    Intentionally omitted.
Z.    Section 21(a)(2) is modified to read as follows:
            (2)   if Borrower is a limited partnership, a
                  Transfer of (A) any general partnership interest (except for a Transfer to a Qualified REIT Subsidiary, as defined in Section 856(i)(2) of the Internal Revenue Code of 1986, of Apartment Investment and Management Company, a Maryland corporation), or
                  (B) limited partnership interests in Borrower that would cause the Initial Owners of Borrower to own less than 51% of all limited partnership interests in Borrower;
New Section 21(a)(9) is added as follows:
            (9) if, as a result of agreement, judicial determination or otherwise (i) N. Barton Tuck, Jr. ("Tuck") is determined to own and possess the right to receive distribution of profits, losses, or capital from Borrower as a general partner of Borrower, or (ii) Tuck is determined to own and possess rights as a general partner of Borrower and the designation of AIMCO Properties, L.P. with respect to such rights is ineffectual.

AA.   New Sections 21(b)(7), 21(b)(8), 21(b)(9), and 21(b)(10) are added, as follows:
            (7) The Transfer of any limited or general partnership interests in Borrower provided no Change of Control occurs as a result of such Transfer.
            (8) The Transfer of shares of common stock, limited partnership interests or other beneficial or ownership interests or other forms of securities in AIMCO REIT or AIMCO OP, and the issuance of all varieties of convertible debt, equity and other similar securities of AIMCO REIT or AIMCO OP, and the subsequent Transfer of such securities; provided, however, that no Change of Control occurs as a result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.
            (9) The issuance by AIMCO REIT or AIMCO OP of additional common stock, limited partnership interests or other beneficial or ownership interests, convertible debt, equity and other similar securities, and the subsequent Transfer of such convertible debt or securities; provided, however, that no Change of Control occurs as the result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.
            (10)  So long as AIMCO REIT owns 100% of the stock of
                  AIMCO-LP, Inc., a Transfer of limited
                  partnership interests that results in AIMCO-LP,
                  Inc. owning not less than 50.1% of the limited
                  partnership interests in AIMCO OP.
BB. Section 21(b)(8) shall apply only to a Transfer of an interest in a Controlling Entity that is prohibited by Section 21(a)(7).
CC.   A new Section 21(d) is added, as follows:
            (d)   For purposes of this Section 21, the following
            terms shall be defined as follows:
                  (1)   "Change of Control"  shall mean the earliest to occur of
                        (A) the date an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than forty percent (40%) of the total Voting Equity Capital of AIMCO REIT then outstanding, or (B) the date on which AIMCO REIT shall cease to hold (whether directly or indirectly through a wholly owned intermediary entity such as AIMCO-LP, Inc. or AIMCO-GP, Inc.) at least 50.1% of the limited partnership interests in AIMCO OP, or (C) the date on which AIMCO REIT shall cease for any reason to hold (whether directly or indirectly) (i) the interests in the
                        Managing General Partner held as of the date of this Instrument (as evidenced by organizational charts and documents submitted to Lender as of such date) and (ii) the Controlling Interest(s) in the Borrower, or (D) the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of more than 50% (or such lesser percentage as is required for decisionmaking by the board of directors of trustees, if applicable) of the members of the board of directors (or trustee, if applicable) of AIMCO REIT over a one-year period where such replacement shall not have been approved by a vote of at least a majority of the board of directors (or trustees, if applicable) of AIMCO REIT then still in office who either were members of such board of directors (or trustees, if applicable) at the beginning of such one year period or whose election as members of the board of directors (or trustees, if applicable) was previously so approved.
                  (2) "Acquiring Person" shall mean a "person" or group of "persons" within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended. However, notwithstanding the foregoing, "Acquiring Person" shall not be deemed to include any member of the Borrower Control Group unless such member has, directly or indirectly, disposed of, sold or otherwise transferred to, or encumbered or restricted (whether by means of voting trust agreement or otherwise) for the benefit of an Acquiring Person, all or any portion of the Voting Equity Capital of AIMCO REIT directly or indirectly owned or controlled by such member or such member directly or indirectly votes all or any portion of the Voting Equity Capital of AIMCO REIT, directly or indirectly, owned or controlled by such member for the taking of any action which, directly or indirectly constitutes or would result in a Change of Control, in which event such member of the Borrower Control Group shall be deemed to constitute an Acquiring Person to the extent of the Voting Equity Capital of AIMCO REIT owned or controlled by such member.
                  (3)   "Borrower Control Group" shall mean Terry
                        Considine, Peter K. Kompaniez, Richard S.
                        Ellwood, J. Landis Martin, Thomas L.
                        Rhodes and John D. Smith.
                  (4) A "Person" shall mean an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).
                  (5) "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.
                  (6) "Controlling Interest(s)" shall mean (i) with respect to a partnership, such majority and/or managing general partner interests which, together with a majority of limited partnership interests if necessary for consent purposes, vest in the holder of such interests the sole power, right and authority to control the day to day operations of the Borrower; including, without limitation, the authority to manage, operate and finance the Mortgaged Property, (ii) with respect to a corporation, the number of shares which entitle the holder to elect a majority of the board of directors of the Borrower, and (iii) with respect to a limited liability company, such majority and/or managing member interests as vest in the holder of such interests the sole power, right and authority to control the day to day operations of the Borrower; including, without limitation, the authority to manage, operate and finance the Mortgaged Property.
                  (7) "AIMCO REIT" shall mean Apartment Investment and Management Company, a corporation organized and existing under the laws of the State of Maryland.
                  (8)   "AIMCO OP" shall mean AIMCO Properties,
                        L.P., a limited partnership organized and
                        existing under the laws of the State of
                        Delaware.
(9) "Managing General Partner" shall mean the entity executing this Instrument on behalf of the Borrower and/or its successors or assigns in interest.
(10) "Voting Equity Capital" shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).
DD.   Section 21(e) is hereby added as follows:

                  (e) Lender  shall  consent to a one-time  substitution  of the
            Mortgaged Property for another multifamily apartment rental property (the "Substitution"), which shall not result in an adjustment to the rate at which the Indebtedness secured by this Instrument bears interest provided that Borrower has satisfied each of the following requirements:
            (1) there shall exist no Event of Default uncured within any applicable grace period.
            (2) the loan to value ratio with respect to the substituted property (the "Substituted Property") at the time of the proposed Substitution is not greater than the lesser of (1) the loan to value ratio of the Mortgaged Property which exists as of the date hereof, or (2) the then current loan to value ratio of the Mortgaged Property at the time of any such Substitution based on an MAI appraisal (prepared by an appraiser acceptable to Lender and paid for by Borrower) at the time of any such Substitution. (As used herein, "loan to value ratio" means the ratio of (A) the outstanding principal balance of the Indebtedness to (B) the value of the
                  Substituted Property as determined by Lender in its discretion, expressed as a percentage);
            (3) the debt service coverage ratio with respect to the Substituted Property for the last twelve full months preceding the proposed Substitution is not less than the greater of (1) the debt service coverage ratio for the Mortgaged Property which exists as of the date hereof, or (2) the then current debt service coverage ratio for the Mortgaged Property at the time of any such Substitution. (As used herein, the term "debt service coverage ratio" means the ratio of (A) the annual net operating income from the Substituted Property's operations during the preceding twelve month period which is available for repayment of debt, after deducting reasonable and customary operating expenses, to (B) the annual principal and interest payable under the Note);
            (4)   any such  Substitution  shall be approved  only  following the date which is ten years from the date of this Instrument;
            (5)   Lender  shall have  received  an  environmental  report on the
                  Substituted Property showing that no Phase II environmental report is required;
            (6) Lender shall have received an engineering report on the Substituted Property showing that there are at least ten (10) years of useful life remaining with respect to the Substituted Property;
            (7) Lender shall have received the amount of Lender's out-of-pocket costs (including, without limitation, reasonable attorneys' fees and the costs of engineering reports, appraisals and environmental reports) incurred in reviewing the Substitution request and implementing the Substitution;
            (8) Lender shall have received a new currently dated mortgagee's title insurance policy in the form and containing the exceptions acceptable to Lender according to its standards for title insurance policies in place at the time of the Substitution, insuring the mortgage secured by the Substituted Property;
            (9) Lender shall have received a currently dated survey of the Substituted Property, acceptable to Lender in accordance with its standards and requirements for surveys in place at the time of the substitution;
            (10) The physical condition, location and other aspects of the Substituted Property shall be substantially comparable to the Mortgaged Property as determined by Lender in its reasonable discretion;
            (11) If the Substitution is approved, (i) Borrower shall have executed and delivered to Lender for recordation an amendment to this Instrument in form and substance acceptable to Lender in its discretion, substituting the Substituted Property for the Mortgaged Property; and (ii) Borrower shall have executed and delivered such additional documentation, including without limitation new Uniform Commercial Code Financing Statements, as Lender may reasonably require to grant Lender a perfected first lien and security interest in the Substituted Property and to otherwise implement the Substitution in accordance with this Section.
EE.   Section 22(a) is modified to read as follows:

            (a) any failure by Borrower to pay or deposit (i) any payment of principal or interest or any Imposition Deposit within three days after it is due, or (ii) any other amount required by the Note, this Instrument, or any other Loan Document when due.
FF.   Section 28 shall obligate Borrower to provide only such further assurances as Lender reasonably may require.
GG. The words "Except as otherwise disclosed to Lender in writing, before the date of this Instrument" are added at the beginning of the second sentence of Section 41.
HH.   Section 47 Subordinate Debt is added as follows:
            47    SUBORDINATE DEBT.  Borrower may incur
            indebtedness other than the Indebtedness provided
            each of the following terms and conditions are
            satisfied:
            (a) any such indebtedness ("Subordinate Debt") shall be incurred by Borrower solely for or in respect of the operation of the Mortgaged Property in the ordinary course of business as a residential apartment rental project. Such Subordinate Debt may include but shall not be limited to amounts payable or reimbursable to a tenant of the Mortgaged Property on account of work performed or costs incurred (including, without limitation, costs incurred for tenant improvements) by any such tenant in connection with its occupancy of space at the Mortgaged Property; (b) except (1) as set forth in Subsection (c), or (2) for any debt secured by an ownership interest in Borrower, any such Subordinate Debt shall be unsecured, and shall not be evidenced by a note or any like instrument; (c) any Subordinate Debt may be evidenced by a note and/or secured by a lien on the Mortgaged Property and/or the other assets of Borrower provided that:
                  (1)   the total debt  service  coverage  ratio with respect to
                        the Mortgaged Property after the proposed Subordinate Debt is incurred and/or secured by the Mortgaged Property will equal at least a ratio of 1.10:1, as determined by Lender in its reasonable discretion. (As used herein, the term "total debt service coverage ratio" means the ratio of (A) the annual net operating income from the Mortgaged Property during the preceding 12 month period which is available for repayment of debt, after deducting reasonable and customary operating expenses, to (B) the aggregate annual principal and interest payable under the Note, the proposed Subordinate Debt and any other then existing Subordinate Debt encumbering the Mortgaged Property);
                  (2)   the principal amount of such Subordinate Debt,  together
                        with the Indebtedness and all other Subordinate Debt then encumbering the Mortgaged Property, shall not exceed 85% of the value of the Mortgaged Property at the time the Borrower incurs the proposed Subordinate Debt, as determined by Lender, in Lender's sole discretion;
                  (3)   any note and security instrument  evidencing or securing
                        such Subordinate Debt (A) shall by its terms be expressly subordinate to the Indebtedness and to all amendments, extensions and renewals thereof; (B) shall provide that the holder of any Subordinate Debt cannot exercise its remedies for a default under such Subordinate Debt without the prior written consent of the Lender; (C) shall provide that, so long as the Indebtedness is outstanding, all payments under any such note and/or security therefor shall accrue if the same are unpaid; (D) shall provide that payments shall be made in the following order: (i) amounts due with respect to the operation and maintenance of the Mortgaged Property, including, without limitation, all monthly installments of principal and interest on the Indebtedness and any other operating expenses, capital expenses and tax and insurance payments, (ii) amounts due with respect to any Subordinate Debt which is secured by a lien on the Mortgaged Property, and (iii) amounts due with respect to any Subordinate Debt not secured by a lien on the Mortgaged Property; and (E) shall provide that the holder of any Subordinate Debt shall provide Lender with notice of any default under the Subordinate Debt not cured within any applicable grace period at the same time it provides such notice to the Borrower;
                  (4)   Borrower delivers to Lender evidence in writing that the
                        Subordinate Debt loan documents, the total debt service ratio and the aggregate loan to value ratio limitations set forth herein comply in all respects with the provisions of this Section; and
                  (5)   Borrower's   incurring  of  Subordinate   Debt  and,  if
                        applicable, placement of a subordinate lien on the Mortgaged Property securing such Subordinate Debt shall not constitute an Event of Default under this instrument.
(d)   Borrower and any holder of any Subordinate Debt shall execute such instruments and documents in connection with
                     the status of such Subordinate Debt as
                     Lender shall from time to time reasonably
                     request, such document to be in the form of
                     the subordination agreement attached hereto
                     as Appendix 1. Borrower shall bear any and
                     all expenses necessary in connection with
                     its compliance with the provisions of this
                     subsection (d), including, without
                     limitation, reasonable attorneys' fees.
II. Section 37 is modified by deleting: "; provided, however, that in the event of a Transfer, any or some or all of the Modifications to
      Instrument set forth in Exhibit B (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee". Except for Section JJ below and except for the definitions of the terms used in Section JJ and not defined therein, the modifications set forth in this Exhibit B shall be null and void unless title to the Mortgaged Property is vested in an entity whose controlling Interest(s) are directly or indirectly held by AIMCO REIT or AIMCO OP.
JJ.   Section 48 AIMCO- Held Subordinate Debt is added as follows:
        48    AIMCO-HELD SUBORDINATE DEBT.  In connection with a Transfer of the Mortgaged Property which has been consented to by Lender pursuant to Section 21(c), and provided that no Change of Control of Borrower has occurred prior to such Transfer, the proposed transferee (the "New Borrower") may incur indebtedness, other than the Indebtedness and such other indebtedness as is permitted under the terms of this Instrument, secured by a lien upon the Mortgaged Property, provided each of the following terms and conditions are satisfied:

            (a) any such indebtedness ("AIMCO-Held Subordinate Debt") shall be incurred by the New Borrower solely in connection with its purchase of the Mortgaged Property;

            (b) The AIMCO-Held Subordinate Debt (and any and all documents evidencing such Subordinate Debt) shall be and remain held by and in favor of AIMCO REIT , AIMCO OP or any entity in which AIMCO REIT or AIMCO OP holds Controlling Interest(s), whether directly or indirectly, and which entity shall have a term of existence not expiring prior to 10 years after the maturity date of the Note (the "AIMCO Subordinate Lender");

            (c) on the date of the Transfer, Lender and the AIMCO Subordinate Lender shall execute and record among the applicable land records a subordination agreement in the form of the subordination agreement attached hereto as Appendix 1, or at Lender's option in substantially the form of any subordination agreement which may have been entered into by and between Lender (or predecessor to Lender's interest hereunder) and any entity in which AIMCO REIT or AIMCO OP holds Controlling Interest(s), whether directly or indirectly, prior to the Transfer and whether or not in connection with the Mortgaged Property, with such modifications as Lender reasonably requires; provided, however, that (i) the AIMCO Subordinate Lender shall have the right to further sell or otherwise transfer the AIMCO-Held Subordinate Debt to AIMCO REIT, AIMCO OP or any entity in which AIMCO REIT or AIMCO OP holds Controlling Interest(s), whether directly or indirectly, and (ii) the AIMCO Subordinate Lender shall have the right, without Lender's consent, to accept a Transfer of title to the Mortgaged Property from Borrower by (A) deed in lieu of foreclosure or (B) a foreclosure which results in AIMCO Subordinate Lender or an entity in which AIMCO REIT or AIMCO OP hold Controlling Interest(s), directly or indirectly, holding title to the Mortgaged Property, in satisfaction of the AIMCO-Held Subordinate Debt, and such Transfer shall not constitute an Event of Default under this Instrument. As a prerequisite to foreclosure in satisfaction of the AIMCO-Hold Subordinate Debt, AIMCO Subordinate Lender shall provide Lender with thirty (30) days prior written notice of the commencement of such foreclosure. Lender shall acknowledge its receipt of such notice in writing within ten (10) business days, and with such acknowledgement shall provide an estimate of the reasonable fees and expenses it expects to incur in connection with the foreclosure. AIMCO Subordinate Lender shall deposit such estimated sum in escrow with Lender or a representative designated by Lender. Promptly upon the conclusion of the foreclosure, any excess sums not expended shall be returned to AIMCO Subordinate Lender or AIMCO Subordinate Lender shall pay to Lender the amount by which the Lender's actual reasonable expenditures exceed the deposited sum.
            (d) the combined debt service coverage ratio with respect to the Mortgaged Property after the proposed AIMCO-Held Subordinate Debt is incurred will equal at least a ratio of 1.10:1, as determined by Lender in its reasonable discretion (if the AIMCO-Held Subordinate Debt requires a balloon payment, such payment cannot be due prior to the Maturity Date of the Note.); and Lender has advised the Borrower and New Borrower in writing of such determination prior to the Transfer; (e) the principal amount of the AIMCO-Held Subordinate Debt, together with the Indebtedness and all other Subordinate Debt then encumbering the Mortgaged Property, shall not exceed 85% of the value of the Mortgaged Property at the time the Borrower incurs the proposed AIMCO-Held Subordinate Debt, as determined by Lender in its sole discretion; and Lender has advised the Borrower and New Borrower in writing of such determination prior to the Transfer; (f)
            (i) not less than 40 days prior to the Transfer, the New Borrower must have submitted to Lender or, if Lender is then Freddie Mac, to a party designated by Freddie Mac (the "Designated Seller"), a complete and accurate application, together with all required supporting documentation including a written term sheet specifying all of the terms of the proposed AIMCO-Held Subordinate Debt, for a subordinate mortgage loan in the principal amount of the proposed AIMCO-Held Subordinate Debt (the "Subordinate Loan"); and (ii) 10 days prior to the Transfer, Lender or the Designated Seller must have failed to issue to the proposed transferee a written commitment to provide the Subordinate Loan at an interest rate and upon terms at least as favorable to the proposed transferee as those of the proposed AIMCO-Held Subordinate Debt (and if such commitment is issued, Lender or the Designated Seller shall provide financing to the New Borrower in the amount of the proposed AIMCO-Held Subordinate Loan); and (g) Borrower has paid all costs and expenses incurred by Lender in connection with the AIMCO-Held Subordinate Debt, including, without limitation, a review fee equal to 0.1% of the outstanding principal balance of the Loan and reasonable attorneys' fees.
      Notwithstanding anything in this Instrument which may be deemed to be to the contrary, (i) AIMCO Subordinate Lender shall have the right to sell or otherwise transfer the AIMCO-Held Subordinate Debt to AIMCO REIT, AIMCO OP or any entity in which AIMCO REIT or AIMCO OP holds Controlling Interest(s), whether directly or indirectly, and (ii) shall have the right, without Lender's consent, to accept a Transfer of title to the Mortgaged Property from Borrower by deed-in-lieu of foreclosure or a foreclosure which results in AIMCO Subordinate Lender or an entity in which AIMCO REIT or AIMCO OP hold Controlling Interest(s), directly or indirectly, holding title to the Mortgaged Property, as more specifically set forth above. Such Transfer shall not constitute an Event of Default under this Instrument, and this entire Exhibit B shall automatically be reinstated in its entirety including and without limitation, Sections HH and JJ.
KK.   Section 33 "SINGLE ASSET BORROWER" is deleted in its entirety and replaced with the following:
            33. LIMITS ON ASSETS OF BORROWER. Until the Indebtedness is paid in full, Borrower (a) shall not acquire any real or personal property other than (i) the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property; and (ii) Rocky Creek Apartments located in Atlanta, Georgia, Carriage House Apartments located in Gastonia, North Carolina, Nottingham Square Apartments located in Des Moines, Iowa, Foxfire Apartments, located in Durham, North Carolina, and River Ranch Apartments, located in Jacksonville, Florida (the "Permitted Property") and personal property related to the operation and maintenance of the Permitted Property; (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify.
                  Without the prior written  consent of Lender,  Borrower  shall not obtain any financing secured by any of the Permitted
                        Properties or partnership interests of Borrower if the result would be that the loan to value ratio - being the ratio of the aggregate of all financing secured by such Permitted Property or partnership interests of Borrower to the then current value of such Permitted Property, as determined by Lender - exceeds 65%.
                  In    the event a  Permitted  Property  is  encumbered  with a
                        first priority mortgage, trust deed, or deed of trust purchased by Freddie Mac, then the terms and conditions of that mortgage, trust deed, or deed of trust will supersede the terms and conditions hereof.
                  Borrower  shall  not be  restricted  in its  ability  to incur unsecured debt which relates to the operation of any of the Permitted Properties in the ordinary course of business.

                        APPENDIX 1 TO SECURITY INSTRUMENT
                   SUBORDINATION AND INTERCREDITOR  AGREEMENT THIS SUBORDINATION
AND INTERCREDITOR AGREEMENT ("Agreement") made as of the day of , , by and between , a, having an office at (hereinafter referred to as the "Subordinate Mortgagee") and , a having an office at (hereinafter referred to as the "Senior Mortgagee").
                                   WITNESSETH:
WHEREAS, the Senior Mortgagee is the owner and holder of that certain mortgage described on Exhibit A attached hereto (said mortgage, and any extensions, modifications, substitutions and consolidations thereof, being hereinafter referred to as the "Senior Mortgage"), covering the estate of (the "Borrower") in certain premises located in the County of and State of
                       , as more particularly described on Exhibit B attached
hereto and made a part hereof, together with all improvements located thereon (collectively, the "Mortgaged Property"), and the note secured thereby (said note, and any extensions, modifications or substitutions thereof, being hereinafter referred to as the "Senior Note"), evidencing and securing, a certain loan made by the Senior Mortgagee to the Borrower (the "Senior Loan"); and WHEREAS, the Borrower is about to execute and deliver to the Subordinate Mortgagee (i) a note (said note, and any extensions, modifications or substitutions thereof, being hereinafter referred to as the "Subordinate Note") in the principal sum of Dollars ($ ); (ii) a subordinate mortgage (said mortgage, and any extensions, modifications, substitutions and consolidations thereof, being hereinafter referred to as the "Subordinate Mortgage") securing said Subordinate Note; and (iii) a collateral assignment of leases and rents covering the Mortgaged Property, evidencing and securing a certain subordinate loan to be made by the Subordinate Mortgagee to the Borrower (the "Subordinate Loan"); and WHEREAS, the Subordinate Mortgage is intended to be recorded immediately prior to this Agreement in the office of ___________ County, State of ; and WHEREAS, the Senior Mortgagee is unwilling to allow the Borrower to further encumber the Mortgaged Property with the Subordinate Mortgage unless the Subordinate Mortgage is subordinated to the Senior Mortgage in the manner hereinafter set forth; NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Subordinate Mortgagee and the Senior Mortgagee hereby agree as follows:
            (1)  The  Subordinate  Mortgage,   any  other  document  evidencing,
securing or guaranteeing the indebtedness secured by the Subordinate Mortgage or otherwise executed in connection with the Subordinate Mortgage (collectively, together with any extensions, refinancing, modifications, substitutions or consolidations thereof, being hereinafter collectively referred to as the "Subordinate Loan Documents") and all advances made thereunder are hereby, and shall continue to be, subject and subordinate in lien and in payment to the lien and payment of the Senior Mortgage and any other document evidencing, securing or guaranteeing, the indebtedness secured by the Senior Mortgage or otherwise executed in connection with the Senior Mortgage (collectively, together with any extensions, refinancing, modifications, substitutions or consolidations thereof, being hereinafter collectively referred to as the "Senior Loan Documents") and all advances made thereunder without regard to the application of such advances, together with all interest, prepayment premiums and all other sums due under the Senior Loan Documents. All of the terms, covenants and conditions of the Subordinate Mortgage and the Subordinate Loan Documents are hereby, and shall continue to be, subordinate to all of the terms, covenants and conditions of the Senior Mortgage and the Senior Loan Documents. The foregoing shall apply, notwithstanding the availability of other collateral to the Senior Mortgagee or the actual date and time of execution, delivery, recordation, filing or perfection of the Senior Mortgage or the Subordinate Mortgage, or the lien or priority of payment thereof, and notwithstanding the fact that the Senior Loan or any claim for the Senior Loan is subordinated, avoided or disallowed, in whole or in part, under Title 11 of the United States Code (the "Bankruptcy Code") or other applicable federal or state law. In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the Bankruptcy Code or other applicable federal or state law, the Senior Loan shall include all interest accrued on the Senior Loan, in accordance with and at the rates specified in the Senior Loan Documents, both for periods before and for periods after the commencement of any of such proceedings, even if the claim for such interest is not allowed pursuant to applicable law.
            (2) In addition,  without  limiting the foregoing,  the  Subordinate
Mortgagee agrees that all rights of the Subordinate Mortgagee under the Subordinate Mortgage or under the Subordinate Loan Documents in and to the Mortgaged Property and the proceeds thereof including assignments of leases and rents, issues and profits and the rights with respect to insurance proceeds and condemnation awards) shall be expressly subject and subordinate:
            (a) to the rights of the Senior  Mortgagee  in and to the  Mortgaged
            Property and the proceeds thereof  (including  assignments of leases and rents,  issues and profits and rights with  respect to insurance proceeds  and  condemnation  awards)  on the  terms set forth in the
            Senior  Mortgage and the Senior Loan  Documents;  and (b) to any and
            all  advances  made  and  other  expenses  incurred  under,  and  as permitted in, the Senior Mortgage and the Senior Loan Documents.
            (3) The Subordinate  Mortgagee  hereby  represents and warrants that
(a) it is now the owner and holder of the Subordinate Mortgage; (b) the Subordinate Mortgage is now in full force and effect; (c) the Subordinate Mortgage has not been modified or amended; (d) the Borrower is not in default in the observance and/or performance of any of the obligations thereunder required to be observed and performed by the Borrower; (e) no event has occurred, which, with the passing of time or the giving of notice or both would constitute a default thereunder; (f) all payments due thereon to and including the date hereof, have been paid in full; (g) the principal balance of the Subordinate Mortgage is as set forth on Exhibit C hereto; (h) interest on the principal balance shall be calculated at the annual rate of interest as set forth on Exhibit C hereto; (i) no scheduled monthly payments under the Subordinate Note have been prepaid; and (j) any rights of the Subordinate Mortgagee in and to the lien, estate or other interest in the Mortgaged Property are not subject to the rights of any third parties by way of subrogation, indemnification or otherwise.
            (4) The Subordinate  Mortgagee hereby agrees that so long as any sum shall remain outstanding on the Senior Loan Documents:
            (a)  The  Subordinate  Mortgagee  shall  simultaneously  send to the
            Senior  Mortgagee due notice of all defaults  under the  Subordinate
            Loan  Documents  as well as copies  of all  notices  required  to be delivered  to the Borrower  under the  Subordinate  Loan  Documents.
            Notice under the Subordinate  Mortgage shall not be deemed effective until such  notice has been  received by the Senior  Mortgagee.  The
            Senior  Mortgagee  shall  have the  right,  but  shall  not have any obligation whatsoever, to cure any such default within ten (10) days after the expiration of the applicable grace period permitted to the
            Borrower under the Subordinate Loan Documents.
            (b) The Subordinate  Mortgagee shall not,  without the prior written
            consent  of  the  Senior  Mortgagee  take  any  Enforcement   Action
            (hereinafter defined). For the purposes of this Agreement,  the term
            "Enforcement Action" shall mean with respect to the Subordinate Loan
            Documents,  the  acceleration of all or any part of the indebtedness
            secured  by  the  Subordinate   Loan   Documents,   any  foreclosure
            proceedings,  the exercise of any power of sale,  the  acceptance by the holder of the  Subordinate  Mortgage of a deed or  assignment in lieu of  foreclosure,  the  obtaining of a receiver,  the seeking of default  interest,  the  taking  of  possession  or  control  of the
            Mortgaged  Property,  the  suing  on  the  Subordinate  Note  or any guaranty  or other  obligation  contained  in the  Subordinate  Loan
            Documents,  the exercising of any banker's lien or rights of set-off or recoupment, the commencement of any bankruptcy, reorganization or insolvency  proceedings  against the Mortgagor  under any federal or state law, or the taking of any other enforcement action against the
            Mortgaged Property; (c) In the event (i) the Senior Loan becomes due or is declared due and payable  prior to its stated  maturity,  (ii)
            the  Subordinate  Mortgagee  receives any prepayment of principal or interest,  in part  or in  whole,  under  the  Subordinate  Mortgage contrary  to the  terms of the  Subordinate  Loan  Documents,  (iii)
            Borrower is in default under the Senior Loan Documents,  or (iv) any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, by or on behalf of Borrower, or of all or any part of the property, assets or business of the Borrower or the proceeds thereof,  in whatever form, is made to any  creditor  or  creditors  of the  Borrower  or to any holder of indebtedness of the Borrower by reason of or in connection with  any  liquidation,  dissolution  or  other  winding  up of  the
            Borrower or its business,  or any receivership or custodianship  for the Borrower of all or  substantially  all of its  property,  or any insolvency or bankruptcy proceedings or composition or restructuring of any debts of Borrower or assignment  for the benefit of creditors or any  proceeding  by or against the  Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state,  or any law,  federal  or state,  relating  to the  relief of debtors, readjustment of indebtedness,  reorganization,  composition
            or  extension,   then,  and  in  any  such  event,  any  payment  or
            distribution of any kind or character,  whether in cash, property or securities which shall be payable or deliverable with respect to any or all of the Subordinate  Loan shall be paid forthwith or delivered directly to the Senior  Mortgagee for  application to the payment of the Senior Loan to the extent  necessary  to make payment in full of all sums due under the Senior Loan  remaining  unpaid  after  giving effect to any  concurrent  payment  or  distribution  to the  Senior
            Mortgagee or, received by the Subordinate  Mortgagee,  shall be held in trust by the Subordinate Mortgagee, for the benefit of the Senior
            Mortgagee.  In any such event,  the Senior  Mortgagee may, but shall not be obligated to,  demand,  claim and collect any such payment or distribution that would, but for these subordination  provisions, be payable  or  deliverable  with  respect  to  the  Subordinate  Loan.
            Subordinate   Mortgagee   hereby  grants  to  Senior   Mortgagee  an
            irrevocable  power of  attorney  coupled  with an  interest  for the purpose of exercising  any and all rights and remedies  available to
            Senior  Mortgagee  pursuant to this Paragraph  4(c). In the event of the occurrence of (i), (ii) or (iii) above and until the Senior Loan shall have been fully paid and satisfied and all of the  obligations of the Borrower to the Senior Mortgagee have been performed in full, no payment shall be made to or accepted by the Subordinate Mortgagee in respect of the Subordinate Loan; (d) No tenant under any lease of any portion of the Mortgaged Property will be made a party defendant in  any  foreclosure  of  the  Subordinate  Mortgage  nor  will  any
            Enforcement Action or any other action be taken that would terminate any leases or other rights held by or granted to or by third parties with  respect  to the  Mortgaged  Property;  (e) (i) If,  after  the consent  required under paragraph 4(b) above has been obtained,  any action or proceeding  shall be brought to foreclose the  Subordinate
            Mortgage or commence any other Enforcement Action, no portion of the rents,  issues  and  profits  of the  Mortgaged  Property  shall  be collected except through a receiver  appointed by the court in which such foreclosure  action or proceeding is brought,  after due notice of the  application  for the appointment of such receiver shall have been given to the Senior Mortgagee and the rents, issues and profits so collected by such receiver  shall be applied first to the payment of maintenance of taxes and insurance on the Mortgaged Property, and then to the payment of  principal  and interest due and owing on the
            Senior  Mortgage  prior to the payment,  if any, of any principal or interest due and owing on the Subordinate  Mortgage;  (ii) if during the pendency of any such foreclosure action or proceeding, an action or  proceeding  shall be  brought by the  Senior  Mortgagee  for the foreclosure of the Senior Mortgage and an application is made by the
            Senior  Mortgagee  for an  extension  of such  receivership  for the benefit of the Senior Mortgagee,  all such rents, issues and profits held by such  receiver as of the date of such  application  shall be applied  by the  receiver  solely  for  the  benefit  of the  Senior
            Mortgagee,  and the  Subordinate  Mortgagee shall not be entitled to any  portion  thereof  until all sums due and owing  pursuant to the
            Senior  Mortgage  have been paid in full and  applied as  aforesaid;
            (iii)  notice  of  the   announcement  of  any  foreclosure  of  the
            Subordinate Mortgage shall be given to the Senior Mortgagee and true copies of all notices  thereof and papers  served or entered in such action shall be delivered to the Senior Mortgagee;  (f) In the event the Senior Mortgagee shall release,  for the purposes of restoration of all or any part of the  improvements  on or within the  Mortgaged
            Property, its right, title and interest in and to the proceeds under policies of insurance thereon,  and/or its right, title and interest in and to any  awards,  or its right,  title and  interest in and to other compensation made for any damages,  losses or compensation for
            other  rights  by  reason  of  a  taking  in  eminent  domain,   the
            Subordinate  Mortgagee  shall  release  for such  purpose all of its right,  title and  interest,  if any,  in and to all such  insurance proceeds,  awards  or  compensation  and the  Subordinate  Mortgagee agrees that the balance of such proceeds  remaining shall be applied to the reduction of principal under the Senior Mortgage,  and if the
            Senior Mortgagee holds such proceeds,  awards or compensation and/or monitors the disbursement  thereof, the Subordinate Mortgagee agrees
            that  the  Senior   Mortgagee   shall  also  hold  and  monitor  the
            disbursement of such proceeds,  awards and compensation to which the
            Subordinate  Mortgagee  is  entitled.   Nothing  contained  in  this
            Agreement  shall be deemed to require the Senior  Mortgagee,  in any way whatsoever, to act for or on behalf of the Subordinate Mortgagee or to hold or monitor any proceeds,  awards or compensation in trust for or on behalf  of the  Subordinate  Mortgagee,  and all or any of such sums so held or monitored may be  commingled  with any funds of the Senior Mortgagee; (g) If the Subordinate Mortgagee shall acquire by  indemnification,  subordination or otherwise,  any lien, estate, right  or other  interest  in the  Mortgaged  Property,  that  lien, estate,  right or other  interest shall be subordinate to the Senior
            Mortgage as provided  herein,  and the Subordinate  Mortgagee hereby waives any and all rights it may acquire by subrogation or otherwise to the lien of the Senior Mortgage or any portion  thereof;  (h) The
            Subordinate  Mortgagee  shall  not  pledge,   assign,   hypothecate,
            transfer, convey or sell the Subordinate Loan or any interest in the
            Subordinate  Loan or  modify,  waive  or amend  any of the  terms or provisions of the  Subordinate  Mortgage,  without the prior written consent  of  the  Senior  Mortgagee;  provided,  however,  that  the
            Subordinate  Mortgagee may modify,  amend and/or waive any provision of the Subordinate Loan Documents without the consent or approval of the Senior  Mortgagee if,  following  such  modification,  amendment and/or waiver,  the Subordinate Loan Documents comply with the terms and  provisions  of  Subparagraph  (c) of the  Section of the Senior
            Mortgage  entitled  "Subordinate  Debt"; (i) As to all leases now or hereafter  in effect with  respect to the  Mortgaged  Property,  the
            Subordinate  Mortgagee  agrees  to  approve  all  leases  which  are approved by the Senior  Mortgagee.  The Subordinate  Mortgagee shall also enter into recognition and non-disturbance  agreements with any tenants to whom the Senior  Mortgagee  has granted  recognition  and non-disturbance,  on the  same  terms  and  conditions  given by the
            Senior  Mortgagee;  (j) The Subordinate  Mortgagee  hereby expressly consents to and authorizes,  at the option of the Senior  Mortgagee, the release of all or any portion of the Mortgaged Property from the lien of the Senior  Mortgage,  and hereby waives any equitable right in respect of  marshalling  it might have,  in  connection  with any release  of all or any  portion  of the  Mortgaged  Property  by the
            Senior Mortgagee under the Senior Mortgage,  to require the separate sales of any  portion of the  Mortgaged  Property  or to require the
            Senior  Mortgagee to exhaust its remedies against any portion of the
            Mortgaged  Property,  or  any  combination  of the  portions  of the
            Mortgaged Property or any other collateral, or to require the Senior
            Mortgagee to proceed  against any portion of the Mortgaged  Property or  combination  of the  portions of the  Mortgaged  Property or any other collateral, before proceeding against any other portion of the
            Mortgaged  Property or  combination of the portions of the Mortgaged
            Property,  and  further,  in  the  event  of  any  foreclosure,  the
            Subordinate  Mortgagee hereby expressly  consents to and authorizes, at the option of the Senior  Mortgagee,  the sale, either separately or together,  of all or any portion of the Mortgaged  Property;  (k)
            The Subordinate Mortgagee shall not collect payments for the purpose of escrowing  taxes,  assessments  or other  charges  imposed on the
            Mortgaged  Property  or  insurance  premiums  due on  the  insurance policies  required  under the  Senior  Mortgage  or the  Subordinate
            Mortgage if the Senior  Mortgagee  is  collecting  payments for such purposes,  however,  the Subordinate  Mortgagee may collect payments for such  purposes if the Senior  Mortgagee  is not  collecting  the same,  provided  such  payments  shall  be  held  in  trust  by  the
            Subordinate  Mortgagee  to be applied  only for such  purposes;  (l)
            After request by the Senior  Mortgagee,  the  Subordinate  Mortgagee
            shall  within  ten (10) days  furnish  the Senior  Mortgagee  with a
            statement,   duly  acknowledged  and  certified  setting  forth  the
            original  principal  amount  of the  Subordinate  Note,  the  unpaid principal  balance,  all accrued but unpaid  interest  and any other sums due and owing  thereunder,  the rate of  interest,  the monthly payments  and that there  exists no defaults  under the  Subordinate
            Loan Documents; (m) In any case commenced by or against the Borrower or a general  partner of Borrower under Chapter 11 of the Bankruptcy
            Code or any  similar  provision  thereof or any  similar  federal or state statute (a "Reorganization Proceeding"),  the Senior Mortgagee
            shall have the  exclusive  right to  exercise  any voting  rights in respect of the Senior Mortgagee and the other Senior Loan Documents, and the  Subordinate  Mortgagee  shall have the  exclusive  right to exercise  any voting  rights in respect  of its claims  against  the
            Borrower  or  a  general  partner  of  the  Borrower;   (n)  In  any
            Reorganization  Proceeding  with  respect  to  the  Borrower  or any general  partner of the Borrower,  upon any payment or  distribution
            (whether in cash, property,  securities,  or otherwise) to creditors of the Borrower or any such general  partner,  (i) the  indebtedness under the Senior Loan Documents  shall first be paid in full in cash before the  Subordinate  Mortgagee  shall be entitled to receive any payment or other distribution on or in respect of indebtedness under the  Subordinate  Loan  Documents,  and (ii) until all  indebtedness under the Senior Loan Documents is paid in full in cash, any payment or distribution to which the Subordinate Mortgagee would be entitled but for this  Subordination and Intercreditor  Agreement (whether in cash, property, securities or otherwise) shall be made to the Senior
            Mortgagee.
            (o) In any Reorganization Proceeding with respect to the Borrower or any general partner of the Borrower,  (i) the Subordinate  Mortgagee shall file a proof of claim in respect  of its  claims  against  the
            Borrower or any general  partner of the  Borrower  and shall send to the Senior  Mortgagee a copy thereof  together  with evidence of the filing with the appropriate  court or other  authority,  (ii) if the
            Subordinate Mortgagee should fail to file such proof of claim by the tenth  (10th)  business day before the last day for filing of proofs of claim, or if the Senior  Mortgagee  reasonably  believes that the proof of claim so filed is less than the proper amount thereof, then the  Senior  Mortgagee  may file such proof of claim,  or  corrected proof of claim, on behalf of the Subordinate Mortgagee, and (iii) if objection is made to the  allowance of any claim of the  Subordinate
            Mortgagee,  the Senior  Mortgagee  shall have the right to intervene and fully  participate  in such  proceedings  and if such rights are denied and the  Subordinate  Mortgagee  fails to defend  such claim, then the Senior  Mortgagee  may defend such claim in the name of the
            Subordinate  Mortgagee and  Subordinate  Mortgagee  grants to Senior
            Mortgagee an irrevocable  power of attorney coupled with an interest for the  purpose  of  exercising  any and all  rights  and  remedies available  to  Senior  Mortgagee  at law  and in  equity,  including without  limitation  such rights and  remedies  available  to Senior
            Mortgagee  pursuant to this  Paragraph  4; and (p) To the extent any payment under the Senior Loan Documents  (whether by or on behalf of the Borrower, as proceeds of security or enforcement of any right of set-off or  otherwise)  is for any reason  repaid or returned to the
            Borrower or its insolvent estate, or avoided,  set aside or required to be paid to the  Borrower,  a trustee,  receiver or other  similar party under any bankruptcy, insolvency, receivership or similar law, then the  Senior  Loan or part  thereof  originally  intended  to be satisfied  shall be deemed to be reinstated  and  outstanding to the extent of any repayment,  return, or other action as if such payment had not occurred.
            (5) The  Senior  Mortgagee  hereby  consents  to the  placing of the
Subordinate Mortgage on the Mortgaged Property subject to the terms of this Agreement. This consent is limited to the Subordinate Mortgage described above and shall not be deemed to (a) be a consent to any future encumbrances or to any modification, renewal, extension or increase of the Subordinate Mortgage, (b) be a waiver of the limitation on further encumbrances contained in the Senior Mortgage, (c) be a consent to or waiver of any other term or condition of the Senior Mortgage, or (d) prejudice any right or rights which the Senior Mortgagee may now or in the future have under or in connection with the Senior Mortgage.
            (6)  The  Senior  Mortgagee  and  the  Subordinate  Mortgagee  shall cooperate fully with each other in order to promptly and fully carry out the terms and provisions of this Agreement. Each party hereto shall from time to time execute and deliver such other agreements, documents or instruments and take such other actions as may be reasonably necessary or desirable to effectuate the terms of this Agreement.
            (7)  No  failure  or  delay  on the  part  of any  party  hereto  in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.
            (8)  Each  party  hereto  acknowledges  that to the  extent  that no adequate remedy at law exists for breach of its obligations under this Agreement, in the event either party fails to comply with its obligations hereunder, the other party shall have the right to obtain specific performance of the obligations of such defaulting party, injunctive relief or such other equitable relief as may be available.
            (9) Any notice to be given under this Agreement  shall be in writing and  shall  be  deemed  to be given  when  received  by the  party to whom it is addressed. Notices shall be in writing and sent by registered mail, hand delivery or by special courier (in each case, return receipt requested). Notices to the other party hereto shall be sent to the address first set forth herein or such other address or addressees as shall be designated by such party in a written notice to the other parties.
            (10) In the event of any  conflict  between the  provisions  of this
Agreement and the provisions of the Subordinate Mortgage or the other Subordinate Loan Documents, the provisions of this Agreement shall prevail.
            (11) No person, including, without limitation,  Borrower, other than the parties hereto and their successors and assigns as holders of the Senior Mortgage and the Subordinate Mortgagee shall have any rights under this Agreement.
            (12) This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
            (13) No amendment, supplement,  modification,  waiver or termination of this Agreement shall be effective against a party against whom the enforcement of such amendment, supplement, modification, waiver or termination would be asserted, unless such amendment, supplement, modification, waiver or termination was made in a writing signed by such party.
            (14) In case  any one or more of the  provisions  contained  in this
Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and. any other application thereof, shall not in any way be affected or impaired thereby.

            (15) This Agreement shall be construed in accordance with and governed by the laws of the state where the Mortgaged Property is located.
            (16) This Agreement shall bind and inure to the benefit of the Senior Mortgagee and the Subordinate Mortgagee and their respective successors, permitted transferees and assigns.
IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.
[ADD SIGNATURES, ACKNOWLEDGMENTS AND EXHIBITS]